SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                          April 26, 2001


                     XEROX CREDIT CORPORATION
   (Exact name of registrant as specified in its charter)

 Delaware              1-8133                06-1024525
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                  100 First Stamford Place
                     P. O. Box 10347
            Stamford, Connecticut  06904-2347
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 325-6600



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Item 5.  Other Events

This Current Report on Form 8-K consists of Exhibit 99 - Registrant's 2000 Basic Financial Statements and Summary Information.

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                        Forward-Looking Statements


From time to time Xerox Credit Corporation (Registrant or the Company) and its representatives may provide information, whether orally or in writing, including certain statements in this Current Report on Form 8-K, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Litigation Reform Act"). These forward-looking statements and other information relating to Registrant are based on the beliefs of management as well as assumptions made by and information currently available to management.

The words "anticipate," "believe," "estimate," "expect," "intend," will and similar expressions, as they relate to Registrant or Registrant's management, are intended to identify forward-looking statements. Such statements reflect the current views of Registrant with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. Registrant does not intend to update these forward-looking statements.

In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors which could cause actual results to differ materially from those contained in the forward-looking statements. Such factors include, but are not limited to, the liquidity of Registrant.

Registrant's liquidity is dependant upon the liquidity of its parent, Xerox Corporation ("Xerox"). In October 2000, Xerox announced a turnaround program which includes a wide-ranging plan to generate cash, return to profitability and pay down debt. The success of the turnaround program is dependent upon successful and timely sales of assets, restructuring the cost base, placement of greater operational focus on the core business and the transfer of the financing of customer equipment purchases to third parties. Cost base restructuring is dependent upon effective and timely elimination of employees, closing and consolidation of facilities, outsourcing of certain manufacturing and logistics operations, reductions in operational expenses and the successful implementation of process and systems changes.

Xerox's liquidity is currently provided through its own cash generation from operations and various financing strategies including securitizations. There is no assurance that Xerox will be able to continue to fund its customer financing activity at present levels. Xerox is actively seeking third parties to provide financing to its customers. In the near-term Xerox's ability to continue to offer customer financing and be successful in the placement of its equipment with customers is largely dependent upon obtaining such third party financing. Xerox has also embarked upon a process of selling certain assets with the objective of generating proceeds for the purpose of retiring outstanding debt.

Thus, Xerox's liquidity is dependent upon the timely implementation and execution of the various turnaround program initiatives as well as its ability to generate positive cash flow from operations, continuation of securitizations and other financing alternatives, and completion of asset sales.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CREDIT CORPORATION

                                            /s/ MARTIN S. WAGNER
                                         --------------------------------
                                         By: Martin S. Wagner
                                             Secretary

Dated: April 26, 2001